UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

             INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[ ] Definitive Information Statement


                               HST Global, Inc.
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                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid: _______________________________________

2) Form, Schedule or Registration Statement No.: _________________

3) Filing Party: _________________________________________________

4) Date Filed: ___________________________________________________

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                                HST Global, Inc.
                               150 Research Drive
                               Hampton, VA 23666

                             INFORMATION STATEMENT

        Pursuant To Section 14(c) of Securities and Exchange Act Of 1934

                   Approximate Date of Mailing: June 2, 2009

                       WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This information Statement is being furnished by the Board of Directors of HST Global, Inc. (the "Company") to the stockholders of record of the Company's common stock at the close of business on June 1, 2009 (the "Record Date"), and is being sent to you to inform you of action which has been approved by the holders of at least a majority of the voting power of the Company outstanding on the Record Date, by written consents without holding a meeting of stockholders. By such written consents, such stockholders approved the following actions:

1.     To  re-elect  the  directors  of  the  Company;  and
2. To ratify the selection of Madsen & Associates as the Company's independent registered public accounting firm.

These actions were approved on June 1, 2009 by the written consent, in lieu of a meeting of stockholders, from the holders of a majority of the outstanding shares of Common Stock. No other votes were required to adopt the actions and none are being solicited hereunder.

This Information Statement is first being mailed or furnished to stockholders on or about June 2, 2009, and the Amendment described herein will not become effective until at least twenty (20) calendar days thereafter. We will pay all costs associated with the preparation and distribution of this Information Statement, including all mailing and printing expenses.

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NO  VOTE  OR  OTHER  CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH
THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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                    OUTSTANDING SECURITIES AND VOTING RIGHTS

As of June 1, 2009, the Company had authorized: (1) one hundred million (100,000,000) shares of common stock, $0.001 par value, 25,166,053 of which were issued and outstanding, and (2) five million (5,000,000) shares of preferred stock, $0.001 par value, of which there were no shares issued and outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of Stockholders. However, under Nevada law, any action that may be taken at any stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. The Amendment requires the affirmative vote or written consent of the holders of a majority of the Company's outstanding common stock.

                              STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions proposed and discussed in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes (the "NRS"). This section provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

In order to eliminate the costs and management time involved in holding a meeting and in order to effectuate the proposed resolutions as early as possible in order to accomplish the purposes of the Company, the Company chose to obtain the written consent of its stockholders holding a majority of the Company's voting power.

The action described in this Information Statement cannot be taken until at least 20 days after this Information Statement has been first mailed to the Company's stockholders.

                             NO DISSENTERS' RIGHTS

The NRS does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

                                  THE ACTIONS
GENERAL

The stockholders owning a majority of the shares entitled to vote on matters submitted to the stockholders have consented in writing to reelect Ron Howell and James Forsythe, M.D. to the Company's Board of Directors, and to ratify the selection of Madsen & Associates as the Company's independent registered public accounting firm (the "Actions"). The stockholders owning a majority of the issued and outstanding shares of the Common Stock have consented to the Actions.

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The  Company  has  taken  all  action  required  under Nevada law to approve the
Aactions; however, since stockholder approval of the Amendment was obtained by written consent rather than at a stockholders' meeting, Nevada law requires that notice be sent to all non-consenting stockholders notifying them of the actions taken not more than 30 days after the effective date of the consent and the Securities Exchange Act of 1934 will not permit such filing until the expiration of 20 calendar days from the date hereof. The Actions herein will not take effect until after the expiration of the 20-calendar day period.

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

As of June 1, 2009, the Company had 25,166,053 issued and outstanding shares of Common Stock, and no issued and outstanding shares of Preferred Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders.

By written consent dated June 1, 2009 the stockholders owning 17,830,692 shares of Common Stock approved the adoption and implementation of the Amendment. Such action is sufficient to satisfy the applicable requirements of Nevada law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on the Actions at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with the Actions.

PURPOSE AND EFFECT

Pursuant to the Company's bylaws, the shareholders are required to elect the Board of Directors and ratify the selection of the Company's independent registered public accounting firm each year.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows the beneficial ownership of our common stock as of June 1, 2009. The table shows the amount of shares owned by:

(1) each person known to us who owns beneficially more than five percent of the outstanding shares of any class of the Company's stock, based on the number of shares outstanding as of June 1, 2009;
(2)  each  of  the  Company's  Directors  and  Executive  Officers;  and
(3)  all  of  its  Directors  and  Executive  Officers  as  a  group.

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                               AMOUNT OF     PERCENT OF
                                 SHARES        SHARES
     IDENTITY OF              BENEFICIALLY  BENEFICIALLY
     PERSON OR GROUP             OWNED       OWNED(1,3)    CLASS
     -----------------------  ------------  -------------  ------
     Ronald R. Howell(2)        10,735,996         42.66%  Common
     Chief Executive Officer
     and Chairman

     Wesley D. Tate                      0             0%  Common
     Chief Financial Officer

     Eric Clemons                7,094,696         28.19%  Common
     150 Research Dr.
     Hampton, VA  23666


     James Forsythe                      0             0%  Common
     150 Research Dr.
     Hampton, VA  23666


     All Directors and          10,843,996         42.66%  Common
     Officers as a Group

(1) The percentage of shares owned is based on 25,166,053 shares of common stock outstanding as of June 1, 2009. Where the beneficially owned shares of any individual or group in the following table includes any options, warrants, or other rights to purchase shares, the percentage of shares owned includes such shares as if the right to purchase had been duly exercised.

(2) Includes 9,907,696 held personally, and 828,300 held by The Health Network, Inc., of which he is President.

(3) BENEFICIAL OWNERSHIP OF SECURITIES: Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, involving the determination of beneficial owners of securities, a beneficial owner of securities is person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to the securities, and any person who has the right to acquire beneficial ownership of the security within sixty days through means including the exercise of any option, warrant or conversion of a security.

                                  OTHER ACTION

No other action was taken or authorized by the stockholders' written consent to corporate action to which this Information Statement pertains.

                         COSTS OF INFORMATION STATEMENT

This Information Statement has been prepared by the Company and its Board of Directors. The Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing and mailing the Information Statement. Although there is no formal agreement to do so, the Company may reimburse attorneys, banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in

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forwarding  this  Information  Statement  and related materials to stockholders.
The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if the Board of Directors of the Company determines that this is advisable.

DATED: JUNE 2, 2009

HST GLOBAL, INC.

By: /s/Ronald R. Howell
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Ronald R. Howell, President











































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